UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007

ARK RESTAURANTS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 0-14030

New York	13-3156768
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

85 Fifth Avenue
New York, NY 10003
(Address of principal executive offices, with zip code)

(212) 206-8800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 28, 2007, the Board of Directors of Ark Restaurants Corp. (the “Company”) amended the by-laws of the Company (the “By-laws”), effective immediately. Article IV of the By-laws now permits the Board of Directors to authorize the issuance of uncertificated shares of the Company’s capital stock. The purpose of the amendments to Article IV are to satisfy a new requirement that all securities traded on the Nasdaq Stock Market be eligible by January 1, 2008 for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934.

     A restated copy of the By-laws, as amended to date, is filed as Exhibit 3.1(ii) to this report.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1(ii)	By-laws, as amended and restated through December 28, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANT CORP.

By:	/s/ Michael Weinstein
Chief Executive Officer

Date: December 28, 2007